UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

BLACKROCK DIRECT LENDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-56231	85-3439073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Resignation of Rajneesh Vig as Chair and Chief Executive Officer of the Company

On September 16, 2024, Rajneesh Vig informed BlackRock Direct Lending Corp. (the “Company”) of his resignation from his positions as Chair of the Board of Directors of the Company and as Chief Executive Officer (“CEO”) of the Company, effective as of the close of business on November 6, 2024, to pursue other business opportunities outside of BlackRock, Inc., and entered into an agreement regarding the terms and timing of his separation from BlackRock, Inc. Mr. Vig’s resignation is not the result of any disagreement with the Company or with BlackRock, Inc. Mr. Vig will continue to serve as a Director of the Company (and as a trustee or director, as the case may be, of TCPC and BDEBT, each defined below) and an employee of BlackRock, Inc. until the close of business on January 31, 2025 and February 1, 2025, respectively, in order to ensure the smooth transition of his responsibilities.

Appointment of Philip Tseng as Chair and Chief Executive Officer of the Company

On September 16, 2024, the Board of the Company appointed Philip Tseng as Chair of the Board of Directors of the Company and as CEO of the Company, with the appointments effective as of the close of business on November 6, 2024. Mr. Tseng will serve as Chair and CEO until his resignation or removal by the Board. Mr. Tseng is a Managing Director of BlackRock, Inc. Mr. Tseng serves on the Board of Directors of the Company and BlackRock TCP Capital Corp. (“TCPC”). Mr. Tseng will continue to serve as President of the Company, TCPC and BlackRock Private Credit Fund (“BDEBT”) until the close of business on November 6, 2024. Mr. Tseng also was named Chair of the Board and CEO of TCPC and CEO of BDEBT, each effective as of the close of business on November 6, 2024.

Appointment of Other Officers of the Company

In addition, the Board of the Company appointed the following persons to the following positions for the Company and each of TCPC and BDEBT effective as of the close of business on November 6, 2024:

•	Jason Mehring to the position of President
•	Patrick Wolfe to the position of Chief Operating Officer
•	Dan Worrell to the position of Co-Chief Investment Officer
•	Philip Tseng to the position of Co-Chief Investment Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Direct Lending Corp.

Date: September 16, 2024	By:	/s/ Laurence D. Paredes
	Name:	Laurence D. Paredes
	Title:	Secretary